EXHIBIT 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO
REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 4, dated as of January 20, 2015 (this “Amendment”) to the Revolving Credit Agreement dated as of December 22, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among American Media, Inc. (the “Borrower”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the lenders from time to time party thereto (the “Lenders”).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower on the terms and conditions set forth in the Credit Agreement;

WHEREAS, upon Borrower’s request, the Required Lenders have, subject to the terms and conditions set forth herein, consented to amend certain provisions of the Credit Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1. Amendment to Credit Agreement.  The definition of “Permitted Refinancing Indebtedness” is hereby amended by replacing it in its entirety with the following:

““Permitted Refinancing Indebtedness” means Indebtedness incurred to refinance any Indebtedness as permitted in Section 6.01; provided that (a) such Indebtedness is issued by the Borrower and is not Guaranteed by any Person that is not a Subsidiary Loan Party, (b) the aggregate principal amount thereof does not exceed the sum of the aggregate principal amount (or accreted value if applicable) of Indebtedness being refinanced thereby, accrued interest thereon at the time and the amount of reasonable expenses, fees and premiums incurred in connection with such refinancing (including upfront fees, original issue discount or initial yield payments) and (c) such modification, refinancing, refunding, renewal, replacement or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended, (d) at the time thereof, no Event of Default shall have occurred and be continuing, (e) to the extent such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal, replacement or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended; provided that a certificate of a Responsible Officer delivered to the Administrative Agent stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement and (f) such modification, refinancing, refunding, renewal, replacement or extension is incurred by the Person who is the obligor or guarantor of the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended.”

Section 2.Conditions.

The amendments contained in Section 1 of this Amendment shall become effective on the date (the “Amendment Effective Date”) on which:

(a)           This Amendment has been signed by the Borrower and the Required Lenders.

(b)           The Borrower shall have paid all fees required to be paid on the Amendment Effective Date and all expenses for which invoices have been presented on or prior to the Amendment Effective Date, including reasonable legal fees and disbursements of counsel to the Administrative Agent and the Lenders.

Section 3.Counterparts.

This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission (including in .pdf or similar format) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 4.Applicable Law.

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 5.Headings.

Section headings herein and in the Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment or any Loan Document.

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Section 6.Effect of Amendment.

On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.  The Credit Agreement and each of the other Loan Documents, as supplemented by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

AMERICAN MEDIA, INC., as Borrower

By:	/s/ Christopher Polimeni
Name:	Christopher Polimeni
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[American Media Credit Agreement Amendment No. 4]

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF JANUARY 20, 2015, AMONG AMERICAN MEDIA, INC. AND THE LENDERS PARTY HERETO

Lender Name:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Charles K. Holmes
	Name:	Charles K. Holmes
	Title:	Executive Director

[American Media Credit Agreement Amendment No. 4]

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF JANUARY 20, 2015, AMONG AMERICAN MEDIA, INC. AND THE LENDERS PARTY HERETO

Lender Name:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Judith Smith
	Name:	Judith Smith
	Title:	Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Authorized Signatory

[American Media Credit Agreement Amendment No. 4]